UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

 GS Mortgage Securities Corp. (as depositor under the Trust Agreement, dated as of December 1, 2004, relating to the GSAA Trust 2004-11, Asset-Backed
                          Certificates, Series 2004-11)
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-338738
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

85 Broad Street, New York, New York                          10004
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

            Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAA Home Equity Trust 2004-11, Asset-Backed Certificates, Series 2004-11. On December 30, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of December 1, 2004 (the "Trust Agreement"), by and among the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2004-11, Asset-Backed Certificates, Series 2004-11 (the "Certificates"), issued in eleven classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of December 22, 2004 of $474,484,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of December 22, 2004, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 4 Trust Agreement, dated as of December 1, 2004, by and among GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 12, 2004                  GS MORTGAGE SECURITIES CORP.

                                        By: /s/ Michelle Gill
                                            ------------------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              ---------------

4                       Trust Agreement, dated as of                    E
                        December 1, 2004, by and among GS
                        Mortgage Securities Corp., as
                        depositor, and Deutsche Bank
                        National Trust Company, as trustee.